SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003

Valley Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

1307 East Main, Puyallup, Washington 98372

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

EXHIBIT INDEX
ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

EXHIBIT INDEX

Exhibit No.

99.1	Press Release, dated May 6, 2003

ITEM 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

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     On May 6, 2003, the Registrant issued a press release reporting its results for its first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: May 6, 2003.

VALLEY COMMUNITY BANCSHARES, INC.

By:	/s/ David H. Brown David H. Brown President and Chief Executive Officer

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